    As filed with the Securities and Exchange Commission on December 10, 1998

                                          Registration No. 333 - _______________

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                        SERVICE CORPORATION INTERNATIONAL
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                 Texas                                   74-1488375
   (STATE OR OTHER JURISDICTION OF                    (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NO.)

   1929 Allen Parkway, Houston, Texas                       77019
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

                        Service Corporation International
                          Employee Stock Purchase Plan
                            (FULL TITLE OF THE PLAN)

                             James M. Shelger, Esq.
              Senior Vice President, General Counsel and Secretary
                        Service Corporation International
                               1929 Allen Parkway
                              Houston, Texas 77019
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (713) 522-5141
          (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                         CALCULATION OF REGISTRATION FEE

=========================================================================================================================
                                 Amount to           Proposed maximum                Proposed
  Title of securities to be    be registered          offering price             maximum aggregate          Amount of
         registered                                      per share               offering price (2)      registration fee
-------------------------------------------------------------------------------------------------------------------------
        Common Stock,              N/A                      N/A                     $40,000,000              $11,120
    $1.00 par value (1)
=========================================================================================================================

(1) There are also registered hereunder the Series D Junior Participating Preferred Stock of the Registrant (the "Rights") associated with the shares of Common Stock being registered. Until the occurrence of certain prescribed events, the Rights are not exercisable, are evidenced by the certificates for the Common Stock and will be transferred along with and only with such securities. Thereafter, separate Rights certificates will be issued representing one Right for each share of Common Stock held, subject to adjustment pursuant to antidilution provisions.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(h) based on estimated aggregate contributions of employees.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.     INCORPORATION OF DOCUMENTS BY REFERENCE.

      The following documents are hereby incorporated by reference in this Registration Statement:

      (i) The Company's Annual Report on Form 10-K for the year ended December 31, 1997;

      (ii) The Company's Quarterly Reports for the quarters ended March 31, 1998, June 30, 1998 and September 30, 1998;

      (iii) The Company's Current Reports on Form 8-K dated March 24, 1998 and May 14, 1998;

      (iv) The description of the Common Stock set forth under the caption "Item
1. Description of Securities to be Registered--Capital Stock" in the Form 8, Amendment No. 3, dated September 15, 1982, to the Company's Registration Statement on Form 8-A; and

      (v) The description of the Company's Series D Junior Participating Preferred Stock Purchase Rights contained in the Company's Registration Statement on Form 8-A dated May 15, 1998.

      All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, subsequent to the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 4.     DESCRIPTION OF SECURITIES.

      Not Applicable.

ITEM 5.     INTERESTS OF NAMED EXPERTS AND COUNSEL.

      Not applicable.

ITEM 6.     INDEMNIFICATION OF DIRECTORS AND OFFICERS.

      Article 2.02-1 of the Texas Business Corporation Act provides that any director or officer of a Texas corporation may be indemnified against judgments, penalties, fines, settlements and reasonable expenses actually incurred by him in connection with or in defending any action, suit or proceeding in which he was, is, or is threatened to be made a named defendant by reason of his position as director or officer, provided that he conducted himself in good faith and reasonably believed that, in the case of conduct in his official capacity as a director or officer of the corporation, such conduct was in the corporation's best interests; and, in all other cases, that such conduct was at least not opposed to the corporation's best interests. In the case of any criminal proceeding, a director or officer may be indemnified only if he had no reasonable cause to believe his conduct was unlawful. If a director or officer is wholly successful, on the merits or otherwise, in connection with such a proceeding, such indemnification is mandatory.

      Under the registrant's Restated Articles of Incorporation, as amended (the "Articles of Incorporation"), no director of the registrant will be liable to the registrant or any of its shareholders for monetary damages for an act or omission in the director's capacity as a director, except for liability (i) for any breach of the director's duty of loyalty to the registrant or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for any transaction for which the director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office, (iv) for acts or omissions for which the liability of a director is expressly provided by statute, or (v) for acts related to an unlawful stock repurchase or dividend payment. The Articles of Incorporation further provide that, if the statutes of Texas are amended to further limit the liability of a director, then the liability of the registrant's directors will be limited to the fullest extent permitted by any such provision.

      The registrant's Bylaws provide for indemnification of officers and directors of the registrant and persons serving at the request of the registrant in such capacities for other business organizations against certain losses, costs, liabilities, and expenses incurred by reason of their positions with the registrant or such other business organizations. The registrant also has policies insuring its officers and directors and certain officers and directors of its wholly owned subsidiaries against certain liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933, as amended.

ITEM 7.     EXEMPTION FROM REGISTRATION CLAIMED.

      Not applicable.

ITEM 8.     EXHIBITS.


              Exhibit No.                       Exhibit
              ----------                        -------

                4.1                 Restated Articles of Incorporation.
                                    (Incorporated by reference to Exhibit 3.1 to Registration Statement No. 333-10867 on Form S-3).

                4.2 Articles of Amendment to Restated Articles of Incorporation. (Incorporated by reference to Exhibit 3.1 to Form 10-Q for the fiscal quarter ended September 30, 1996).

                4.3 Bylaws, as amended. (Incorporated by reference to Exhibit 3.7 to Form 10-K for the fiscal year ended December 31, 1991).

                4.4 Rights Agreement dated as of May 14, 1998 between the Company and Harris Trust and Savings Bank. (Incorporated by reference to Exhibit 1 to Form 8-A dated May 15, 1998).

                4.5 Statement of Resolution Establishing Series of Shares of Series D Junior Participating Preferred Stock dated July 27, 1998. (Incorporated by reference to Exhibit 3.2 to Form 10-Q for the fiscal quarter ended June 30, 1998).

                4.6 Employee Stock Purchase Plan. (Incorporated by reference to Exhibit 1.1 to Registration Statement No. 2-62484 on Form S-8).

                4.7 Amendment No. 1 to the Employee Stock Purchase Plan. (Incorporated by reference to Exhibit 15.1 to Registration Statement No. 2-62484 on Form S-8).

                4.8 Amendment No. 2 to the Employee Stock Purchase Plan. (Incorporated by reference to Exhibit 28.3 to Registration Statement No. 33-25061 on Form S-8).

                4.9 Amendment No. 3 to the Employee Stock Purchase Plan. (Incorporated by reference to Exhibit 28.4 to Registration Statement No. 33-35708 on Form S-8).

                4.10 Amendment No. 4 to the Employee Stock Purchase Plan. (Incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K dated December 21, 1993).

                4.11                Agreement between Merrill Lynch Canada Inc.
                                    and Service Corporation International.
                                    (Incorporated by reference to Exhibit 28.5 to Post-Effective Amendment No. 1 to Registration Statement No. 33-8907 on Form S-8).

              Exhibit No.                       Exhibit
              ----------                        -------
                4.12 First Amendment to Agreement between Merrill Lynch Canada Inc. and Service Corporation International. (Incorporated by reference to
                                    Exhibit 4.2 to Current Report on Form 8-K dated December 21, 1993).

                23                  Consent of PricewaterhouseCoopers LLP.

                24                  Powers of Attorney.


ITEM 9.     UNDERTAKINGS.

      The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on this 10th day of December, 1998.


                                         SERVICE CORPORATION INTERNATIONAL


                                         By: /s/ JAMES M. SHELGER
                                            ----------------------------------
                                                 James M. Shelger
                                            Senior Vice President, General
                                               Counsel and Secretary



      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


              SIGNATURE                                     Title                                    Date
-------------------------------------          -------------------------------------         -------------------

                 *                              Chairman of the Board and Chief                December 10, 1998
      ----------------------                       Executive Officer
            R. L. Waltrip


                 *                              Senior Vice President and Chief                December 10, 1998
     ----------------------                        Financial Officer (Principal
        George R. Champagne                        Financial Officer)



                 *                               Corporate Controller of SCI                   December 10, 1998
     ----------------------                        Management Corporation (a
        Wesley T. McRae                            subsidiary of the Registrant)
                                                   (Principal Accounting Officer)



                 *                                Director                                     December 10, 1998
     ----------------------
       Anthony L. Coelho


                 *                                Director                                     December 10, 1998
     ----------------------
        Jack Finkelstein


                 *                                Director                                     December 10, 1998
     ----------------------
         A.J. Foyt, Jr.




              SIGNATURE                                     Title                                    Date
-------------------------------------          -------------------------------------          ------------------


                 *                                Director                                     December 10, 1998
     ----------------------
          James H. Greer


                 *                                Director                                     December 10, 1998
     ----------------------
     L. William Heiligbrodt


                 *                                Director                                     December 10, 1998
     ----------------------
           B.D. Hunter


                 *                                Director                                     December 10, 1998
     ----------------------
        John W. Mecom, Jr.


                 *                                Director                                     December 10, 1998
     ----------------------
     Clifton H. Morris, Jr.


                 *                                Director                                     December 10, 1998
     ----------------------
        E.H. Thornton, Jr.


                 *                                Director                                     December 10, 1998
     ----------------------
         W. Blair Waltrip


                 *                                Director                                     December 10, 1998
     ----------------------
        Edward E. Williams


*By: /s/ JAMES M. SHELGER
    -----------------------
         James M. Shelger
         Attorney-in-Fact


                                  EXHIBIT INDEX




       Exhibit No.                             Exhibit
       -----------                             -------

          4.1 Restated Articles of Incorporation. (Incorporated by reference to Exhibit 3.1 to Registration Statement No.
                        333-10867 on Form S-3).

          4.2           Articles of Amendment to Restated Articles of
                        Incorporation. (Incorporated by reference to Exhibit 3.1 to Form 10-Q for the fiscal quarter ended September 30,
                        1996).

          4.3 Bylaws, as amended. (Incorporated by reference to Exhibit 3.7 to Form 10-K for the fiscal year ended
                        December 31, 1991).

          4.4           Rights Agreement dated as of May 14, 1998 between the
                        Company and Harris Trust and Savings Bank. (Incorporated by reference to Exhibit 1 to Form 8-A dated May 15,
                        1998).

          4.5           Statement of Resolution Establishing Series of Shares of
                        Series D Junior Participating Preferred Stock dated July
                        27, 1998. (Incorporated by reference to Exhibit 3.2 to
                        Form 10-Q for the fiscal quarter ended June 30, 1998).

          4.6 Employee Stock Purchase Plan. (Incorporated by reference to Exhibit 1.1 to Registration Statement No. 2-62484 on
                        Form S-8).

          4.7           Amendment No. 1 to the Employee Stock Purchase Plan.
                        (Incorporated by reference to Exhibit 15.1 to Registration Statement No. 2-62484 on Form S-8).

          4.8           Amendment No. 2 to the Employee Stock Purchase Plan.
                        (Incorporated by reference to Exhibit 28.3 to Registration Statement No. 33-25061 on Form S-8).

          4.9           Amendment No. 3 to the Employee Stock Purchase Plan.
                        (Incorporated by reference to Exhibit 28.4 to Registration Statement No. 33-35708 on Form S-8).

          4.10          Amendment No. 4 to the Employee Stock Purchase Plan.
                        (Incorporated by reference to Exhibit 4.1 to Current
                        Report on Form 8-K dated December 21, 1993).

          4.11          Agreement between Merrill Lynch Canada Inc. and Service
                        Corporation International. (Incorporated by reference to Exhibit 28.5 to Post-Effective Amendment No. 1 to
                        Registration Statement No. 33-8907 on Form S-8).

          4.12          First Amendment to Agreement between Merrill Lynch
                        Canada Inc. and Service Corporation International.
                        (Incorporated by reference to Exhibit 4.2 to Current
                        Report on Form 8-K dated December 21, 1993).




       Exhibit No.                             Exhibit
       -----------                             -------

          23            Consent of PricewaterhouseCoopers LLP.

          24            Powers of Attorney.
